Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16 – SUBSEQUENT EVENTS

From January to March 2020, the Company repaid approximately $7.2 million short term bank loans and $0.9 million notes payable that became due. To take advantage of lower interest rate in first quarter 2020, the Company repaid loans with higher interest rate to reduce financing cost and will replenish with short-term loans when needed. The Company repaid approximately $5.7 million long-term bank loans with higher interest rate prior to maturity, and all other loan payable balance (see Note 11). The Company also borrowed approximately $7.5 million short term bank loans as well as approximately $0.5 million notes payable from various banks in China. All the loans and notes payable are guaranteed by its shareholders and related parties.

In December 2019, a novel strain of coronavirus (COVID-19) surfaced. The spread of COVID-19 caused interruption of operation in our China facilities from February to early March, 2020. As the situation is controlled and improved in March, the Company’s manufacturing facilities in China have resumed to 100% capacity since March 17, 2020. The Company’s facilities throughout the globe have implemented additional safety measures to prevent contamination from COVID-19. The Company will continue to closely monitor the situation to ensure a safe and healthy environment and mitigate the impact on operation. The spread of COVID-19 around the world in the first quarter of 2020 has caused significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its impact on the U.S. and international economies and, as such, the Company is unable to determine if it will have a material impact on financial result of fiscal 2020.